Exhibit 3.1

Signature Devices, Inc.

3003

CERTIFICATE NUMBER

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

* 100 *

SHARES

PAR VALUE $0.0001
COMMON STOCK

CUSIP NO. 82668Y106

THIS CERTIFIES THAT

WELLS FARGO CLEARING SERVICES LLC

IS THE OWNER OF

** ONE HUNDRED **

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001 EACH OF

SIGNATURE DEVICES, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED: 01/31/2017

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By

Authorized Signature

15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760
727.289.0010

MJ Gvander Velde

Mart Vander Velde
CEO

Charles Townsend
Secretary

SIGNATURE DEVICES, INC.
Corporate
Seal
NEVADA

3003

1

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC)	–	as tenants in common	UNIF GIFT MIN (TRANS) ACT		Custodian
TEN ENT	–	as tenants by the entireties	(UGMA) (UTMA)	(Cust)		(Minor)
JT TEN (J/T)	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as		Act
		tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

x _______________________________

SIGNATURE GUARANTEE: (BY BANK, BROKER, CORPORATE OFFICER)	NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.